TRUST AGREEMENT
UNDER
SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM
FOR OFFICERS OF AMERICAN AIRLINES, INC.

Amended and Restated effective June 1, 2007

Table of Contents

ARTICLE I DEFINITIONS [INSERT PAGE NUMBER]
Section 1.1.Account	[INSERT PAGE NUMBER]
Section 1.2.Actuary	[INSERT PAGE NUMBER]
Section 1.3.Beneficiary	[INSERT PAGE NUMBER]
Section 1.4.Code	[INSERT PAGE NUMBER]
Section 1.5.Committee	[INSERT PAGE NUMBER]
Section 1.6.Compensation Committee	[INSERT PAGE NUMBER]
Section 1.7.Corporation	[INSERT PAGE NUMBER]
Section 1.8.Expense Account	[INSERT PAGE NUMBER]
Section 1.9.Fund	[INSERT PAGE NUMBER]
Section 1.10.Investment Manager	[INSERT PAGE NUMBER]
Section 1.11.Participant	[INSERT PAGE NUMBER]
Section 1.12.Plan	[INSERT PAGE NUMBER]
Section 1.13.Trust	[INSERT PAGE NUMBER]
Section 1.14.Trustee	[INSERT PAGE NUMBER]
Section 1.15.Valuation Date	[INSERT PAGE NUMBER]

ARTICLE II CREATION, PURPOSE AND ADMINISTRATION OF THE TRUST [INSERT PAGE NUMBER]
Section 2.1.Purpose of the Trust; Separate Trust	[INSERT PAGE NUMBER]
Section 2.2.Administration of the Trust	[INSERT PAGE NUMBER]
Section 2.3.Irrevocable; Not Subject to Creditor Claims	[INSERT PAGE NUMBER]
Section 2.4.Secured Interest; Separate Account	[INSERT PAGE NUMBER]

ARTICLE III ACCOUNTS [INSERT PAGE NUMBER]
Section 3.1.Fund and Accounts.	[INSERT PAGE NUMBER]
Section 3.2.Written Certifications Provided by Corporation to the Trustee[INSERT PAGE NUMBER]
Section 3.3.Benefits Payable	[INSERT PAGE NUMBER]
Section 3.4.Account Adjustment	[INSERT PAGE NUMBER]
Section 3.5.Maintenance of Accounts	[INSERT PAGE NUMBER]
Section 3.6.Taxability of the Trust and the Participants.	[INSERT PAGE NUMBER]
Section 3.7.Accumulation/Distribution of Trust Income	[INSERT PAGE NUMBER]
Section 3.8.Contributions by the Corporation for Income Taxes	[INSERT PAGE NUMBER]

ARTICLE IV CONTRIBUTIONS, CERTIFICATIONS AND DISTRIBUTIONS [INSERT PAGE NUMBER]
Section 4.1.Contributions to the Trust	[INSERT PAGE NUMBER]
Section 4.2.Provision of Benefits is Binding Obligation of Corporation[INSERT PAGE NUMBER]
Section 4.3.Provision of Reports and Written Certifications by the Corporation to the Trustee[INSERT PAGE NUMBER]
Section 4.4.Distributions to Participants	[INSERT PAGE NUMBER]

ARTICLE V ACTUARY [INSERT PAGE NUMBER]
Section 5.1.Determination of Corporation’s Fund Contributions by Actuary[INSERT PAGE NUMBER]
Section 5.2.Resignation/Removal of Actuary	[INSERT PAGE NUMBER]

ARTICLE VI INVESTMENTS AND POWERS OF THE TRUSTEE[INSERT PAGE NUMBER]
Section 6.1.Fund Held in Trust	[INSERT PAGE NUMBER]
Section 6.2.Types of Investments	[INSERT PAGE NUMBER]
Section 6.3.Powers and Authority of Trustee	[INSERT PAGE NUMBER]
Section 6.4.Investment of Fund by Investment Manager	[INSERT PAGE NUMBER]
Section 6.5.Making Benefit Payments	[INSERT PAGE NUMBER]
Section 6.6.Deposit of Contributions by Trustee	[INSERT PAGE NUMBER]
Section 6.7.Dealings with the Trustee	[INSERT PAGE NUMBER]
Section 6.8.Use of Fund Assets to Pay Trust Expenses	[INSERT PAGE NUMBER]

ARTICLE VII DUTIES OF THE TRUSTEE [INSERT PAGE NUMBER]
Section 7.1.General Duties of the Trustee	[INSERT PAGE NUMBER]
Section 7.2.Valuation of Fund	[INSERT PAGE NUMBER]
Section 7.3.Reports and Records	[INSERT PAGE NUMBER]
Section 7.4.No Duty to Advance Funds or to Administer the Plan	[INSERT PAGE NUMBER]
Section 7.5.Resignation/Removal of Trustee	[INSERT PAGE NUMBER]

ARTICLE VIII COMPENSATION, IMMUNITIES AND INDEMNITY OF THE TRUSTEE [INSERT PAGE NUMBER]
Section 8.1.Trustee Compensation and Expenses	[INSERT PAGE NUMBER]
Section 8.2.Expense Account	[INSERT PAGE NUMBER]
Section 8.3.Immunities	[INSERT PAGE NUMBER]
Section 8.4.Indemnity of the Trustee	[INSERT PAGE NUMBER]
Section 8.5.Determination of Interests in the Fund; Enforcement of Trust and Legal Proceedings[INSERT PAGE NUMBER]

ARTICLE IX AMENDMENT AND TERMINATION OF THE TRUST [INSERT PAGE NUMBER]
Section 9.1.Amendment of Agreement	[INSERT PAGE NUMBER]
Section 9.2.Termination of Agreement	[INSERT PAGE NUMBER]

ARTICLE X THE COMMITTEE [INSERT PAGE NUMBER]
Section 10.1.Membership and Actions of the Committee	[INSERT PAGE NUMBER]
Section 10.2.Committee Compensation and Expenses	[INSERT PAGE NUMBER]
Section 10.3.Indemnity of Committee	[INSERT PAGE NUMBER]

ARTICLE XI MISCELLANEOUS [INSERT PAGE NUMBER]
Section 11.1.Governing Law	[INSERT PAGE NUMBER]
Section 11.2.No Effect on Employment	[INSERT PAGE NUMBER]
Section 11.3.Successors	[INSERT PAGE NUMBER]
Section 11.4.Severability	[INSERT PAGE NUMBER]
Section 11.5.Incorporation of Plan as Part of Agreement	[INSERT PAGE NUMBER]
Section 11.6.Execution in Counterparts	[INSERT PAGE NUMBER]
Section 11.7.Effect of Divisions and Captions	[INSERT PAGE NUMBER]
Section 11.8.Gender and Number	[INSERT PAGE NUMBER]
Section 11.9.Mistake of Fact	[INSERT PAGE NUMBER]

TRUST AGREEMENT

UNDER

SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM

FOR OFFICERS OF AMERICAN AIRLINES, INC.

THIS AGREEMENT (the or this “Agreement”) was adopted effective as of the 14th day of October, 2002, by and between AMERICAN AIRLINES, INC. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, and WACHOVIA BANK, NATIONAL ASSOCIATION (the “Trustee”), a national association organized and existing under the laws of the United States, and the individuals constituting the Committee described in Section 10.1 (the “Committee”).  By this instrument the Corporation hereby amends and restates the Agreement in the entirety, effective as of June 1, 2007 (the “Effective Date”).

RECITALS

WHEREAS, in January 1985, the Board of Directors of AMR Corporation established the Supplemental Executive Retirement Program for Officers of American Airlines, Inc., as subsequently amended (the “Plan”), for the purpose of paying retirement benefits to certain officers of American Airlines, Inc. (the “Participants”) in excess of the amount payable under the Corporation’s defined benefit plan; and

WHEREAS, the Corporation has established an irrevocable trust to fund certain retirement benefits of the Participants of the Plan; and

WHEREAS, the Corporation desires the Trustee to continue to undertake the responsibility for the protection and conservation of the assets of the Trust, under the terms of the Agreement; the Trustee is willing to continue such responsibility and the Corporation has delivered assets to the Trustee to hold in trust for the purpose of accumulating funds to pay benefits under the Plan as they become due and payable; and

WHEREAS, the Corporation desires that the Committee under the Plan be responsible for the administration of the Trust, and the Committee has undertaken the responsibility and duties of the Committee pursuant to the terms of the Agreement; and

WHEREAS, the Corporation intends the Trust to operate as a secular trust for Federal income tax purposes, whereby the Participants will be subject to current taxation on the funds held in the Trust; and

WHEREAS, the trust established by this Agreement is not intended to be a “grantor trust” pursuant to sections 671 through 679 of the Internal Revenue Code of 1986, as amended (the “Code”), but is intended to be a taxable trust pursuant to sections 641 et seq. of the Code; and

WHEREAS, subsequently to the Effective Date, Revenue Ruling 2007-48 has been issued by the U.S. Treasury Department, and the Corporation desires to update the Agreement so that the Trust continues to operate as a secular trust for Federal income tax purposes;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Corporation, the Trustee and the Committee hereby amend and restate the Agreement in the entirety, to provide as follows:

ARTICLE I

DEFINITIONS

Each word or phrase used herein which is in quotations shall have the meaning set forth in this Article I, unless a different meaning is clearly required by context.

Section 1.1.                                 Account.  “Account” means the separate account established and maintained under the Fund with respect to each Participant to provide a source of funds for the benefits payable by the Corporation to, or with respect to, each such Participant under the Plan.

Section 1.2.                                 Actuary.  “Actuary” means the then acting actuary or firm of actuaries employed by the Corporation to advise the Corporation with respect to contributions to be made under the Plan.  The initial Actuary shall be Towers, Perrin, Forster & Crosby, Inc. and Subsidiaries.

Section 1.3.                                 Beneficiary.  “Beneficiary” holds the identical definition of the term as defined in the Plan.

Section 1.4.                                 Code.  “Code” means the Internal Revenue Code of 1986, as amended.

Section 1.5.                                 Committee.  “Committee” means the committee of persons to whom the Corporation has delegated the responsibility of the Trust’s administration.

Section 1.6.                                 Compensation Committee.  “Compensation Committee” means the compensation Committee of the Board of Directors of AMR Corporation.

Section 1.7.                                 Corporation.  “Corporation” means American Airlines, Inc. and any successor thereto, or to the business thereof, by whatever form or manner resulting.

Section 1.8.                                 Expense Account.  A separate account of the Fund whereby the Corporation may make contributions to be utilized by the Trustee to pay the compensation, fees and expenses of the Trustee and the Committee and other expenses of the Trust.

Section 1.9.                                 Fund.  “Fund” means the money and property held by the Trustee under this Agreement.

Section 1.10.                                 Investment Manager.  “Investment Manager” means the then acting manager of all or any of the assets of the Fund that is appointed by the Committee to exercise investment responsibility with respect to all or such portion of the Fund as determined by the Committee.

Section 1.11.                                 Participant.  “Participant” means an “Active Funding Participant” in the Plan as defined at Section 2.1(b) of the Plan.

Section 1.12.                                 Plan.  “Plan” means the Supplemental Executive Retirement Program for Officers of American Airlines, Inc. originally effective January 1, 1985, and as amended from time to time, including certain retirement benefits heretofore authorized and which may hereafter be authorized to be payable to certain employees of the Corporation.

Section 1.13.                                 Trust.  “Trust” means the trust provided for under this Agreement.

Section 1.14.                                 Trustee.  “Trustee” means the then acting trustee of the Trust.  The initial trustee of the Trust is Wachovia Bank, National Association.

Section 1.15.                                 Valuation Date.  “Valuation Date” means (i) the last business day of each calendar quarter; (ii) in the case of a Participant who retires or whose employment with the Corporation is terminated for any reason, the last business day of the calendar month coincident with or immediately preceding the date of such retirement or termination; and (iii) each other date or dates specified by the Committee to the Trustee for the valuation of the Fund and adjustment of Accounts.

ARTICLE II

CREATION, PURPOSE AND

ADMINISTRATION OF THE TRUST

Section 2.1.                                 Purpose of the Trust; Separate Trust.  This Trust is established by the Corporation, the Trustee and the Committee for the purpose of accumulating funds to pay benefits under the Plan.  Payments from the Fund to Participants or their Beneficiaries shall be in discharge of the Corporation’s liability under the terms of the Plan to such Participants to the extent such benefits are paid from the Fund.  The Corporation intends that each Account established pursuant to Article III be treated as a separate trust designed to satisfy, in whole or in part, the Corporation’s liability under the Plan to the Participant with respect to whom such Account is maintained.

Section 2.2.                                 Administration of the Trust.  The Committee shall be solely responsible for the administration of the Trust.  The Committee shall, upon request of the Trustee, furnish the Trustee with such reasonable information as is necessary or appropriate for the Trustee to carry out its responsibilities under this Agreement, and the Trustee shall be entitled to rely conclusively on the information received from the Committee.  The Corporation shall be responsible for the administration of the Plan.  The Corporation shall, upon request of either the Committee or the Trustee, furnish each of the Committee and the Trustee with such reasonable information as each of the Committee or the Trustee shall deem necessary or appropriate to carry out the intent and purposes of the Trust, and each of the Committee and the Trustee shall be entitled to rely conclusively on the information received from the Corporation, unless, in the case of the Trustee, the Committee has informed the Trustee in writing not to rely on such information.

Section 2.3.                                 Irrevocable; Not Subject to Creditor Claims.  Subject to the provisions of Section 9.2 hereof, this Trust shall be irrevocable.  In addition, the Fund shall not be subject to the claims of the creditors of the Corporation in a bankruptcy or other insolvency proceeding under Federal or state law, but shall be maintained for the exclusive purpose of providing benefits to Participants under the Plan.  The right to receive benefits under the Plan through this Agreement may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered or subjected to any charge or legal process, and the non-alienation provisions of Sections 8.1 and 8.2 of the Plan are hereby incorporated in the entirety by this reference.

Section 2.4.                                 Secured Interest; Separate Account.  Each Participant shall have a secured interest in the Account maintained in the Fund with respect to the benefits payable under the Plan.  Each Participant’s Account will be maintained as a “separate account” within the meaning of section 404(a)(5) of the Code.  The Corporation agrees that during the existence of the Trust, the Corporation shall not permit or cause, or amend this Agreement to permit or cause, the Fund, or any part thereof, to be used for or diverted to purposes other than the payment of benefits under the Plan to Participants and their Beneficiaries.

ARTICLE III

ACCOUNTS

Section 3.1.                                 Fund and Accounts.

(a) The Fund under this Trust shall consist of such sums of money or other property (and the earnings thereon) as shall from time to time be paid or delivered to the Trustee and held by it pursuant to the terms of this Agreement.

(b) Contributions to the Trust with respect to the benefits of Participants shall be credited to Accounts as provided in Section 3.4.  At the time the Corporation makes an initial contribution to the Trust with respect to the benefits of a Participant, it shall notify the Trustee of such fact and an Account shall be established by the Trustee under the Fund.  The Corporation shall provide the Trustee with such information or reports as are necessary to credit contributions to the Account maintained with respect to each Participant in accordance with Section 4.3 hereof.

Section 3.2.                                 Written Certifications Provided by Corporation to the Trustee.  Subject to this Section 3.2, the Trustee shall have responsibility for the maintenance of Account records, including, without limitation, the responsibility for making determinations regarding the adjustment of such Accounts under Section 3.4.  The Corporation shall provide the Trustee from time to time, but not less frequently than annually, with written certifications pursuant to Section 4.3 hereof concerning the amount and form of benefits payable to each Participant under the Plan and the time or times when such benefits shall become payable.  Each such certification shall state that it is made in accordance with the terms of the Plan, is binding on the Trustee, and may not be modified, amended or rescinded in any manner whatsoever, except by a subsequent certification which complies with the requirements of Section 4.3.  The Trustee shall not be bound by, and shall ignore, any such certification which does not comply with the requirements of Section 4.3.  The Trustee shall make payments to Participants and Beneficiaries strictly in accordance with the terms of Section 4.4 hereof and shall have no responsibility or duty to evaluate such certifications or other reports with respect to their validity, accuracy or completeness or to make any inquiry regarding the data or information contained therein.  If the Corporation does not provide the Trustee with the information necessary to establish an Account pursuant to this Section 3.2 and Section 4.3 herein, the Trustee shall deposit any contributions for which it has not received information into the Trustee’s Expense Account, and shall maintain the contributions in its Expense Account until it has received such information.

Section 3.3.                                 Benefits Payable.  Any benefits becoming payable under the Plan to a Participant or Beneficiary shall be paid from the Fund and charged against the Account maintained with respect to the benefits of such Participant.  No payment shall be made from the Fund to or with respect to a Participant to the extent that such payment would exceed the balance then remaining credited in the Account maintained with respect to such Participant.

Section 3.4.                                 Account Adjustment.  As of each Valuation Date, and based upon the results of its valuation of the Fund as of such Valuation Date, the Committee shall direct the Trustee to adjust Accounts to reflect realized and unrealized gains, income and losses and chargeable expenses of the Fund on an accrual basis since the preceding Valuation Date, in accordance with the provisions of this Section 3.4.  The Account will be adjusted to reflect payment of taxes paid by the Trust with respect to such contributions.  The amount creditable to the Account of a Participant as of a Valuation Date selected by the Committee after payment of any benefits and/or applicable withholding taxes shall not exceed the Participant’s vested accrued benefit under the Plan as of such date, as determined by the Committee, in its sole and absolute discretion.  The allocation of any amounts creditable as contributions, income, losses and realized or unrealized appreciation to the Account of the Participant shall be limited so that the balance as of such Valuation Date does not exceed the Participant’s accrued benefit under the Plan.  Any excess shall rather be allocable to other known or reasonably anticipated liabilities arising under the Plan and/or the Trust.  The Trustee shall be under no obligation to question such allocation adjustment.

Section 3.5.                                 Maintenance of Accounts.  Once established, an Account shall be maintained with respect to the benefits of each Participant until it has been liquidated through distribution to the Participant, or a Beneficiary thereof.

Section 3.6.                                 Taxability of the Trust and the Participants.

(a) It is intended that the Trust not constitute a “grantor trust” under sections 671 through 679 of the Code, and, notwithstanding any provision of this Agreement to the contrary, the Corporation, as the grantor of the Trust, shall not possess any power under this Agreement that would cause the Trust to constitute a “grantor trust.”  It is intended that the Trust constitute a taxable entity under sections 641 et. seq. of the Code.  Accordingly, the Trustee acknowledges and agrees that the Corporation is not the owner of the Trust for Federal income tax purposes.  Notwithstanding any provision of this Agreement to the contrary, none of the powers granted to the Trustee shall be construed to enable the Corporation, the Trustee or anyone else, to buy, exchange or otherwise deal with the Fund for less than adequate and full consideration in money or money’s worth, or to enable the Corporation, the Trustee or any entity in which the Corporation, the Trustee, or both, have a substantial interest, to borrow from the Fund, directly or indirectly, without adequate interest or security; no one but the Trustee (or the Investment Manager) may vote or direct the vote of any corporate shares or other securities of the Trust, or control the Trust’s investments or reinvestments by substituting other property of equal value; the Trustee is not required to surrender Trust assets upon being tendered substitute assets, regardless of the relative values of the assets involved.

(b) The Trust is a funded trust, and, as such, it is intended that each Participant in respect of whom an Account is maintained be taxed in accordance with section 402(b) of the Code.  Consequently, contributions to the Trust by the Corporation shall be taxable to the Participants in accordance with section 402(b)(1) of the Code.  (The Corporation shall take a deduction for the amount of such contributions, for United States Federal income tax purposes in accordance with section 404(a)(5) of the Code.)  Except as is necessary to satisfy any Trust obligation, if any, to withhold taxes and to pay over such withheld amounts to the appropriate taxing authorities, the Trust shall not have any obligation or liability for the payment of any income, estate, gift or employment taxes payable by a Participant or Beneficiary, or the estate of a Participant or Beneficiary, with respect to benefits payable under the Plan.  The Trustee shall have the responsibility to file any tax returns, reports or other information as may be required by any Federal, state, local or other taxing or governmental authority with respect to the Trust, its income and distribution and withholding therefrom.  Pursuant to Internal Revenue Service Revenue Ruling 2007-48 or successor guidance thereto, the Corporation, if required to withhold employment taxes at the time of contribution, shall withhold and transmit such taxes.  The Corporation and the Trustee shall comply as required by law to achieve proper reporting in connection with tax reporting requirements.

Section 3.7.                                 Accumulation/Distribution of Trust Income.  All of the income and gain derived from the Fund shall be accumulated and allocated to the Accounts of the Participants pursuant to Section 3.4 hereof; provided, however, that the Committee shall have the right, in its sole and absolute discretion, to instruct the Trustee to distribute all or a portion of such income and gain credited to the Participants’ respective Accounts to the Participants.

Section 3.8.                                 Contributions by the Corporation for Income Taxes.  If the income and gain derived by the Trust in any taxable year is subject to United States Federal, state or local income tax (e.g., because the Committee has elected not to distribute such income and gain to the Participants) the Trustee shall pay such income taxes from the Fund except to the extent that the Corporation contributes to the Trust an amount to enable the Trustee to pay such income taxes.  To the extent such taxes are paid from the Fund, the Accounts shall be reduced on a pro-rata basis, subject to Section 3.4.  An amount contributed for such purpose shall be allocated to each respective applicable Account and the payment shall be charged against such applicable Account.

ARTICLE IV

CONTRIBUTIONS, CERTIFICATIONS AND DISTRIBUTIONS

Section 4.1.                                 Contributions to the Trust.  The Corporation may make such contributions to the Trust as it shall determine in its sole and absolute discretion, are necessary to provide benefits to the Participants under the Plan and for the Trust to pay any income taxes due on its income and gain (as provided in Section 3.8 of this Agreement).  Notwithstanding anything to the contrary contained herein, no person, including, without limitation, the Trustee, the Actuary, any Participant or former Participant, or any Beneficiary thereof, shall have the right to require the Corporation to make any contribution to the Trust or to question the accuracy or correctness of any amounts so contributed.

Section 4.2.                                 Provision of Benefits is Binding Obligation of Corporation.  Except to the extent that benefits to which a Participant, or the Beneficiary thereof, is entitled under the Plan are actually paid from the Fund, nothing contained in this Agreement shall relieve the Corporation of its obligations under the Plan to or with respect to such Participant.

Section 4.3.                                 Provision of Reports and Written Certifications by the Corporation to the Trustee.  The Corporation shall maintain, and furnish the Trustee with, such reports, documents, and information as shall be required by the Trustee to carry out its obligations under this Agreement, including, without limitation, written reports setting forth the identity of Participants with respect to whose benefits contributions are made to the Trust and the amount of such contributions, and the written certifications regarding Participants’ benefits described below.  At or about the time an Account is established with respect to the benefits of a Participant, the Corporation shall furnish the Trustee with a written certification which includes the amount of the Participant’s benefits, the time or times as of which such benefits shall become payable, the present value of such benefits as of a specific date or dates, any conditions which must be satisfied in order for the Participant to become entitled to such benefits, and the identity of the Participant’s Beneficiary and the specific conditions under which benefits shall become payable to such Beneficiary.  Such certifications may be revised by the Corporation at any time, and from time to time, to reflect, among other things, entitlement of the Participant to increased benefits or an earlier time of payment under the Plan and to reflect changes in Beneficiary designations by the Participant.  No certification shall be revised, nor shall the Trustee be bound by or honor any such revision, to decrease the benefits of a Participant or to impose additional or more stringent conditions with respect to a Participant’s eligibility for benefits.  The Trustee shall rely on the most recent reports, documents, information, and certifications furnished to it by the Corporation which comply with the preceding sentence.

Section 4.4.                                 Distributions to Participants.  At such time as a Participant, or the Beneficiary thereof, is entitled to the receipt of benefits from the Plan, he or she shall be entitled to receive from the Account maintained with respect to such Participant the amount in cash or property, as the case may be, to which he or she is entitled under the terms of the Plan taking into account any prior distributions made to the Participant under the Plan.  The Trustee also shall make payments from the Fund to each Participant or Beneficiary entitled thereto under the Plan in accordance with Section 3.7 hereof upon direction from the Committee.  All distributions made by the Trust shall be in accordance with the most recent certification filed with the Trustee pursuant to and in compliance with Section 4.3 promptly upon receipt of written direction from the Corporation or upon receipt of evidence submitted by the Participant satisfactory to the Trustee that the Participant has retired or otherwise terminated his employment with the Corporation, voluntarily or otherwise.  The Trustee shall not be required to engage in its own independent investigation regarding any such payment, but shall provide the Corporation with written confirmation of the fact and amount of such payment after it is made.

ARTICLE V

ACTUARY

Section 5.1.                                 Determination of Corporation’s Fund Contributions by Actuary.  The Actuary shall calculate from time to time the amount of the contributions that it estimates should be made to the Fund by the Corporation for the purpose to accumulate funds to provide benefits under the Plan; provided, however that, pursuant to Section 4.1 hereof, the Committee may determine, in its sole and absolute discretion, whether, and to what extent, the Corporation shall be required to make contributions to the Fund.

Section 5.2.                                 Resignation/Removal of Actuary.  The Actuary may resign at any time by delivery of written notice of resignation to the Corporation.  Such resignation shall take effect as of a future date specified in the notice of resignation, which date shall not be earlier than the date ninety (90) days after the day on which the notice is received.  The Actuary may be removed by the Corporation at any time by delivery of written notice of such removal to the Actuary.  Such removal shall take effect as of a future date specified in the notice of removal, which date shall not be earlier than the date sixty (60) days after the day on which the notice is received, or such earlier date as may be agreed to by the Actuary and the Corporation.  Notwithstanding the foregoing, in no event will any such resignation or removal be effective until a successor Actuary has been appointed upon such resignation or removal.  Upon the Corporation’s receipt of notice of such resignation or removal, the Corporation shall appoint a successor Actuary, by written instrument, to serve commencing on the effective date of the former Actuary’s resignation or removal.  If a successor is not appointed by the Corporation within sixty (60) days after the issuance of notice of the Actuary’s resignation or removal, the Committee shall appoint the successor Actuary.

ARTICLE VI

INVESTMENTS AND POWERS OF THE TRUSTEE

Section 6.1.                                 Fund Held in Trust.  The Fund shall be held in trust by the Trustee.  The sole responsibilities, powers and duties of the Trustee with respect to the Trust and the Fund shall be as set forth in this Agreement.  The Trustee shall be a directed trustee only, with no discretionary authority or responsibility, with respect to the Fund except to the extent that it has discretion within investment guidelines provided to it in writing by the Committee.

Section 6.2.                                 Types of Investments.

(a) Except as otherwise provided in Section 6.4, the Trustee shall invest and reinvest the assets of the Trust, without distinction between principal and income, pursuant to investment guidelines delivered to it in a manner which has the primary purpose of preservation of principal and liquidity of the Fund and, secondarily, to the extent consistent with the goal to preserve principal and liquidity of the Fund, which maximizes the income of the Fund.  The Trustee is expressly authorized to invest the Fund, or any portion thereof, in any property, real, personal or mixed, wherever situated, and whether or not productive of income or consisting of wasting assets, including, without limitation, common and preferred stocks, mutual funds, bonds, notes, debentures, securities convertible into common stock, leaseholds, mortgages (including, without limitation, any collective or part interest in any bond and mortgage or note and mortgage), interest bearing accounts and certificates of deposit, oil, mineral or gas properties, royalties, interests or rights (including equipment pertaining thereto), equipment trust certificates, investment trust certificates, savings bank deposits, and commercial paper, provided that the assets of the Trust shall at no time be invested in the equity or debt securities, whether secured or unsecured, of the Corporation, its affiliates or its trades or businesses except to the extent such security may be held in a mutual fund.  Pending such investment and reinvestment, the Trustee may temporarily invest and reinvest the funds, at its discretion, in any marketable short and medium term fixed income securities, United States Treasury Bills, other short and medium term government obligations, commercial paper, other money market instruments and part interests in any one or more of the foregoing or money market mutual funds, or may maintain cash balances consistent with the liquidity needs of the Trust as determined by the Trustee.

(b) The Trustee shall, at the direction of the Committee, purchase life insurance and/or annuity contracts providing flexible funding or similar vehicles or for the investment of assets in separate accounts invested in any securities and other property including real estate, regardless of whether or not the insurance carrier shall have assumed any contractual or other liability as to the benefits to be provided thereunder, the value thereof, or the return therefrom.  Such life insurance and/or annuity contracts shall be considered investments of the Trust and all rights, privileges, options and elections contained therein shall vest in the Trustee but shall be exercised, assigned or otherwise disposed of as directed by the Committee.  The insurance carrier under any such contract shall have full responsibility for the management and control of the assets held thereunder.

Section 6.3.                                 Powers and Authority of Trustee.  In addition to the powers elsewhere conferred upon the Trustee under this Agreement and subject to Sections 6.2 and 6.4, the Trustee shall be authorized and empowered, in its discretion, to exercise any and all of the following rights, powers and privileges with respect to any cash, securities or other properties held by the Trustee in trust hereunder, acting in accordance with written instructions received from the Committee:

(a) To sell any such property at such time and upon such terms and conditions as the Trustee deems appropriate.  Such sales may be public or private, for cash or credit, and may be made without notice or advertisement of any kind.

(b) To exchange, mortgage, pledge or lease any such property and to convey, transfer or dispose of any such property on such terms and conditions as the Trustee deems appropriate.

(c) To grant options for the sale, transfer, exchange or disposal of any such property.

(d) To exercise all voting rights pertaining to any securities; to consent to or request any action on the part of the issuer of any such securities; and to give general or special proxies or powers of attorney with or without power of substitution.

(e) To consent to or participate in amalgamations, reorganizations, recapitalizations, consolidations, mergers, liquidations or similar transactions with respect to any securities, and to accept and to hold any other securities issued in connection therewith.

(f) To exercise any subscription rights or conversion privileges with respect to any securities held in the Fund.

(g) To collect and receive any and all money and other property of whatsoever kind or nature due or owing or belonging to the Fund and to give full discharge and acquittance therefor; and to extend the time of payment of any obligation at any time owing to the Fund, as long as such extension is for a reasonable period and continues to bear reasonable interest.

(h) To cause any securities or other property to be registered in, or transferred to, the individual name of the Trustee or in the name of one or more of its nominees, or one or more nominees of any system for the centralized handling of securities, but the books and records of the Trust shall at all times show that all such investments are a part of the Fund.

(i) To organize under the laws of any state a corporation for the purpose of acquiring and holding title to any property which the Trustee is authorized to acquire under this Agreement and to exercise with respect thereto any or all of the powers set forth in this  Agreement.

(j) To manage, operate, repair, improve, develop, preserve, mortgage or lease for any period any real property or any oil, mineral or gas properties, royalties, interest or rights held by it directly or through any corporation, either alone or by joining with others, using other Trust assets for any of such purposes; to modify, extend, renew, waive or otherwise adjust any or all of the provisions of any such mortgage or lease; and to make provision for amortization of the investment in or depreciation of the value of such property.

(k) To settle, compromise, or submit to arbitration any claims, debts or damages due or owing to or from the Trust; to commence or defend suits or legal proceedings whenever, in its judgment, any interest of the Trust requires it; and to represent the Trust in all suits or legal proceedings in any court of law or equity or before any other body or tribunal, insofar as such suits or proceedings relate to any property forming part of the Fund or to the administration of the Fund.

(l) To borrow money from itself or others for the purposes of the Trust.

(m) To purchase, hold and sell interests or units of participation in any collective or common trust fund established by the Trustee, including any such funds which may be established in the future.

(n) Generally to do all acts, whether or not expressly authorized which the Trustee deems necessary or appropriate to perform its duties and discharge its responsibilities under this Agreement.

(o) To retain the services of outside legal counsel and/or other professionals as may be necessary to assist it in connection with the administration of the Trust and/or management or conservation of the Fund’s assets, including defending the Trust from attack, claims or litigation regarding its assets.

(p) To pay expenses of the Trust that are incurred in connection with the administration of the Trust and/or the management of the Fund’s assets.

Section 6.4.                                 Investment of Fund by Investment Manager.

(a) Appointment of Investment Manager.  The Committee may appoint one or more Investment Managers, which may be the Trustee or an affiliate of the Trustee, to manage (including the power to acquire and dispose of) all or any of the assets of the Fund.  In the event of such appointment, the Committee shall establish the portion of the assets of the Fund that shall be subject to the management of any such Investment Manager and shall notify the Trustee in writing of such appointment and the assets subject to the Investment Manager’s discretion.  If there shall be more than one Investment Manager, the portion of the Fund to be invested by each such Investment Manager shall be held in a separate account and the powers and authority of each such Investment Manager shall be divided as set forth in the instruments appointing such Investment Managers.  To the maximum extent permitted by law, the Trustee shall be protected in assuming that the appointment of an Investment Manager remains in effect until it is otherwise notified by the Committee in writing.  With respect to the assets over which an Investment Manager has investment responsibility, the Investment Manager shall possess all of the investment powers and responsibilities granted to the Committee hereunder, and the Trustee shall invest and reinvest such assets pursuant to the direction of the Investment Manager.  Notwithstanding the foregoing, to the extent so provided in the document by which the Investment Manager accepts its appointment, the Committee may:

(i)           Direct the Investment Manager that certain investments or types of investments shall be made or liquidated;

(ii)           Direct the Investment Manager that certain investments or types of investments not be made; and

(iii)           Require that the Investment Manager obtain approval from the Committee prior to acquiring or disposing of all or any assets under its control.

(b) Successor Investment Manager.  The Committee may terminate its appointment of an Investment Manager at any time and shall in writing notify the Trustee of such termination, and may thereafter appoint a successor Investment Manager in the same manner as provided in this Section 6.4.  Such successor Investment Manager shall thereafter, until its appointment shall be terminated, be deemed to be an Investment Manager for all purposes of this Agreement.  In the event that a Committee does not exist, the Trustee shall terminate any Investment Manager that is not an affiliate of the Trustee and shall immediately appoint its affiliate, Evergreen Investments, as Investment Manager.

(c) Effect of Appointment of Investment Manager on Trustee.  So long as an Investment Manager (other than the Trustee or one of its affiliates) is serving as such, the Trustee shall be under no duty or obligation to review the assets comprising any portion of the Fund managed by the Investment Manager, to make any recommendations with respect to the investment or reinvestment thereof, or to determine whether any direction received from any Investment Manager is proper or within the terms of this Agreement or to monitor the activities of any Investment Manager.  The Trustee shall have no liability or responsibility to the Corporation, the Committee or any persons claiming any interest in the Fund for acting without question on the direction of, or for failing to act in the absence of any direction from, the Committee or any Investment Manager unless the Trustee participated knowingly in, or knowingly undertook to conceal, an act or omission of the Committee or of any Investment Manager constituting a breach of its duties hereunder, knowing such act or omission was a breach of such duties; provided, however, that the Trustee shall not be deemed to have “participated” in a breach (i) by the Committee or to have “knowledge” of any such breach as a result of accepting any property contributed to the Trust in the Corporation’s discretion or retaining such property as an investment for the Fund at the Committee’s direction; and (ii) by the Committee or any Investment Manager for the purposes of this undertaking solely as a result of the performance by the Trustee or its officers, employees or agents of any custodial, reporting, recording, and bookkeeping functions with respect to any assets of the Fund managed by any Investment Manager, or with respect to which the Trustee has received directions from the Committee, or solely as a result of settling purchase and sale transactions entered into or directed by any Investment Manager or the Committee, or to have “knowledge” of any such breach solely as a result of the information received by the Trustee or its officers, employees or agents in the normal course in performing such functions, or settling such transactions.  If the Trustee has actual knowledge of a breach committed by an Investment Manager, it shall promptly notify the Committee in writing thereof, and the Trustee, except as required by applicable law, shall thereafter have no responsibility to remedy such breach.

Section 6.5.                                 Making Benefit Payments.  Upon receipt of direction from the Corporation consistent with certifications theretofore delivered to the Trustee pursuant to Section 4.3, the Trustee shall promptly make benefit payments.  All returns, records and forms required to be filed with the Federal, state and local taxing authorities or delivered to each Participant and Beneficiary shall be filed by the Corporation and/or Trustee in accordance with applicable law for periods commencing with the Effective Date.  Except as provided in this Agreement, all income taxes required to be paid by each Participant (and any returns, records and forms required with respect to such taxes) shall be the sole responsibility of such Participant.

Section 6.6.                                 Deposit of Contributions by Trustee.  The Trustee shall accept for deposit in the Fund all contributions in cash made by the Corporation under this Agreement and shall promptly acknowledge receipt of same.  The Trustee shall have no responsibility to determine or to question the accuracy or correctness of any amounts so contributed.

Section 6.7.                                 Dealings with the Trustee.  Persons dealing with the Trustee shall be under no obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee’s authority as to any transaction.

Section 6.8.                                 Use of Fund Assets to Pay Trust Expenses.  If the amount in the Expense Account is insufficient to pay the expenses of the Trust, the Trustee may, in its discretion or at the discretion of the Committee, use assets of the Fund (other than those deposited in the Expense Account) to pay the expenses of the Trust, including, without limitation, any (i) legal or other professional expenses incurred in connection with the management, protection or conservation of the assets of the Fund and (ii) insurance premiums that may be incurred with respect to any fiduciary liability insurance that may be obtained by the Trust to cover potential claims for indemnification that may be made by members of the Committee pursuant to Section 10.3 of this Agreement.

ARTICLE VII

DUTIES OF THE TRUSTEE

Section 7.1.                                 General Duties of the Trustee.

(a) It shall be the duty of the Trustee to protect and conserve all property received by it hereunder which, together with the income and gains therefrom and additions thereto, shall constitute the Fund.  The Trustee shall manage, invest and reinvest the Fund, collect the income thereof, and make payments therefrom, all as herein provided.

(b) The Trustee shall discharge its duties with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and, in accordance with the documents and instruments governing the Plan and the Trust.

Section 7.2.                                 Valuation of Fund.  The Trustee shall value the Fund as of each Valuation Date at current fair market value and shall report the results of such valuation to the Committee.  The Trustee shall value the assets of the Trust at market and on such other basis or bases (including, without limitation, cost) as the Committee shall reasonably request.  The market value of the assets shall be equal to the market value of the securities and other assets in the Fund, plus cash, interest, dividends and other sums received and accrued but not yet invested.  The market value of the securities and other assets in the Fund shall be based on such market quotations and other information as are available to the Trustee and as may in the Trustee’s discretion be appropriate.

Section 7.3.                                 Reports and Records.  The Trustee shall:

(a) Keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions in the Fund as it shall deem necessary and proper with respect to its administration of the Trust, and permit inspection of such accounts, records and assets of the Trust by any duly authorized representative of the Corporation, the members of the Committee or the Participants during regular business hours.

(b) Within sixty (60) days (or such shorter period of time as the Corporation shall reasonably request) following the close of the accounting year, and at such other intervals as are mutually agreed to by the Trustee, the Corporation and the Committee, the Trustee shall file with the Corporation, the Committee and, unless the Corporation otherwise directs in writing, the Participants a written account with respect to the transactions effected by the Trustee during such accounting year or other period.  The Corporation and the Committee shall file written objections, if any, with respect to the propriety of the Trustee’s acts and transactions shown in such account within a period of ninety (90) days from the date of filing such annual or other account.  If within ninety (90) days after the receipt of the account or any amended account the Corporation or the Committee has not signed and returned a counterpart to the Trustee, nor filed with the Trustee notice of any objection to any act or transaction of the Trustee, the account or amended account shall become an account settled as between the Trustee and the Corporation and/or the Committee.  If any objection has been filed, and if the Corporation and/or the Committee are satisfied that it should be withdrawn or if the account is adjusted to their satisfaction, the Corporation and/or the Committee shall in writing filed with the Trustee signify their approval of the account, and the account shall become an account settled as between the Trustee and the Corporation and the Committee.

When an account becomes an account settled, such account shall be finally settled, and the Trustee shall be completely discharged and released, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Corporation, the Committee and all persons having or claiming to have any interest in the Fund or under the Plan were parties.

The Trustee, the Corporation or the Committee shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as hereinabove provided.  In any such action or proceeding it shall be necessary to join as parties only the Trustee, the Corporation and the Committee (although the Trustee may also join other parties as it deems appropriate), and any judgment or decree entered therein shall be conclusive.

(c) Make such periodic reports to the Corporation and the Committee as may be mutually agreed to by the Trustee, the Corporation and the Committee, as applicable.

(d) Prepare and timely file such tax returns and such other reports and documents, together with supporting data and schedules, as may be required of the Trustee by law, with any taxing authority or any other government authority, whether local, state or Federal.

(e) Provide the Participants with copies of all such reports, returns, filings and documents required by law, and cooperate with the Corporation in the filing of tax reports and returns required to be filed by applicable law.

Section 7.4.                                 No Duty to Advance Funds or to Administer the Plan.  The Trustee shall have no obligation to advance its own funds for the purpose of fulfilling its responsibilities under this Agreement, and its obligation to incur expenses shall at all times be limited to amounts in the Trust available to be applied toward such expenses.  The Trustee shall not be responsible in any respect for administering the Plan.

Section 7.5.                                 Resignation/Removal of Trustee.  The Trustee may resign at any time by delivery of written notice of resignation to the Committee.  Such resignation shall take effect as of a future date specified in the notice of resignation, which date shall not be earlier than the date ninety (90) days after the day on which the notice is received, or such earlier date as may be agreed to by the Trustee and the Committee.  In addition, the Trustee may be removed by the Committee at any time by delivery of written notice of such removal to the Trustee.  Such removal shall take effect as of a future date specified in the notice of removal, which date shall not be earlier than the date sixty (60) days after the day on which the notice is received, or such earlier date as may be agreed to by the Trustee and the Committee.

Upon the Committee’s receipt of notice of such resignation or removal, the Committee shall appoint a successor Trustee by written instrument, to serve commencing on the effective date of the former Trustee’s resignation or removal.  If a successor is not appointed by the Committee within sixty (60) days after the issuance of notice of the Trustee’s resignation or removal, the Trustee may apply to a court of competent jurisdiction for the appointment of his or its successor.  All expenses of the Trustee in connection with the proceeding shall be allowed as an administration expense of the Trust.  The Trustee shall continue to serve until a successor accepts the Trust and receives delivery of the Fund.  The appointment of a successor Trustee shall be effective when accepted in writing by the new Trustee.  Upon the successor Trustee’s acceptance of appointment and after the final account of the former Trustee has been settled, the former Trustee shall transfer and deliver the Fund to such successor.  The former Trustee shall exercise any instrument necessary or reasonably required by the Committee or the successor Trustee to evidence the transfer.  Moreover, the former Trustee shall deliver to the successor Trustee the originals of all reports, records, documents, and other written information in its possession regarding the Plan, the Fund, and the Participants and shall deliver copies thereof to the Committee and to a person designated by a majority of the persons who are Participants (or the Beneficiary of a deceased Participant) on the date of such resignation or removal, and thereupon shall be entitled to all unpaid compensation, fees and reimbursements to which it is entitled under this Agreement and shall be relieved of all responsibilities and duties under this Agreement.

All of the provisions set forth herein with respect to the Trustee shall relate to each successor with the same force and effect as if such successor had been originally named as a Trustee hereunder.  Any successor Trustee shall have the same powers, rights and duties as its predecessor and shall have the same title to the Fund as its predecessor.

The successor Trustee need not examine the records and accounts of any prior Trustee.  The successor Trustee shall not be responsible for, and the Corporation shall indemnify and defend the successor Trustee from, any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

ARTICLE VIII

COMPENSATION, IMMUNITIES

AND INDEMNITY OF THE TRUSTEE

Section 8.1.                                 Trustee Compensation and Expenses.  The Trustee shall be entitled to such compensation and fees for its services under this Agreement as shall be agreed upon from time to time with the Corporation.  Likewise, the Corporation shall reimburse the Trustee for any expenses incurred by it, including, but not limited to, all proper charges and disbursements of the Trustee, and reasonable fees for legal services rendered to the Trustee (whether or not rendered in connection with a judicial or administrative proceeding).  Such compensation, fees and reimbursement shall be paid to the Trustee pursuant to the terms set forth at Section 8.2 of this Agreement.  The Trustee’s entitlement to compensation, fees or reimbursement hereunder shall not be affected by the resignation or removal of the Trustee or the termination of the Trust.

Section 8.2.                                 Expense Account.  The Corporation may from time to time make contributions to the Fund to be held in an Expense Account and to be utilized to pay the compensation, fees and expenses of the Trustee and the Committee and other expenses of the Trust.  To the extent that there are monies in the Expense Account, the Trustee shall utilize such Expense Account for payment of the compensation, fees and expenses of the Trustee and the Committee, for payment of the indemnities referred to in Section 8.4 and 10.3, and for other expenses of the Trust, and, in the absence of sufficient monies, shall seek reimbursement from the Corporation.  In the event that the Corporation shall fail or refuse to make such reimbursement within sixty (60) days of demand, the Trustee may satisfy such obligations out of the other assets of the Fund in such manner as the Trustee deems to be reasonable in the circumstances, taking into account the amount of liquid assets, the anticipated needs to make distributions to Participants (or the Beneficiaries thereof), and such other factors as the Trustee deems relevant.  If the Trustee satisfies any obligations of the Corporation to pay fees and expenses from other Fund assets, the Corporation shall immediately upon demand by the Trustee deposit into the Trust an amount of cash equal to the amount paid from such assets if, at that time, the Trustee could not replace such shares or assets with a cash amount equal to the liquidation value of such shares or assets.  If such funds are not deposited or assets replaced within sixty (60) days of such demand, the Trustee may, in its sole and absolute discretion, commence legal action against the Corporation for recovery of the amount paid out of the Fund.  Notwithstanding anything herein to the contrary, no amount held in the Expense Account shall be used for purposes other than paying the compensation, fees and expenses of the Trustee and the Committee and other expenses of the Trust, and shall not be distributed to or for the benefit of the Participants (or the Beneficiaries thereof).

Section 8.3.                                 Immunities.  The Trustee shall have the following privileges and immunities:

(a) The Corporation and the Committee shall furnish the Trustee with instruments evidencing individuals designated by the Corporation or the Committee, as the case may be, who are empowered to give directions, statements, or certificates to the Trustee.  A written direction, statement or certificate to the Trustee signed by any such individual shall be deemed to be the direction, statement or certificate of the Corporation or the Committee, as the case may be, and the Trustee may rely upon such directions, statements, or certificates to the extent not prohibited by law.  The Corporation and the Committee shall furnish the Trustee from time to time with instruments evidencing the termination of such designated individuals or the appointment of new such designated individuals and the Trustee shall be entitled to rely upon such instruments as evidence of the identity and authority of such designated individuals and shall not be charged with notice of any change with respect thereto until the Corporation or the Committee, as the case may be, has furnished the Trustee with instruments relative to such change.

(b) The Trustee is authorized to seek the advice of, and consult with, legal counsel with respect to any matter involving the Trust.  Such counsel may, but need not, be legal counsel to the Corporation.  The Trustee shall be entitled to rely on the advice of legal counsel with respect to any matter involving the Trust.  The Trustee may also from time to time employ agents and expert assistants and delegate to them such ministerial duties it may see fit.  In the event that the Trustee does delegate such ministerial duties, it shall periodically review the performance of the person to whom these duties have been delegated.  The Trustee shall be reimbursed by the Corporation for all costs arising from the employ of legal counsel, agents and expert assistants pursuant to the terms set forth at Section 8.2 of this Agreement.

Section 8.4.                                 Indemnity of the Trustee.

(a) The Corporation hereby indemnifies and holds the Trustee harmless from and against any and all losses, damages, costs, expenses or liabilities, including reasonable fees for legal services and other costs of litigation, to which the Trustee may become subject pursuant to, arising out of, occasioned by, incurred in connection with, or in any way associated with this Agreement, including any reasonable discretionary action which the Trustee may take under the Trust, except for any act or omission constituting gross negligence or willful misconduct of the Trustee.  If one or more liabilities shall arise, or if the Corporation fails to indemnify the Trustee as provided herein, or both, then the Trustee may engage counsel of the Trustee’s choice, but at the Corporation’s expense, either to conduct the defense against such liabilities, or to conduct such actions as may be necessary to obtain the indemnity provided for herein, or to take both such actions.  The Trustee shall notify the Corporation within fifteen (15) days after the Trustee has engaged counsel of the name and address of such counsel.

(b) If the Trustee shall be entitled to indemnification by the Corporation pursuant to this Section 8.4, and the Corporation shall not provide such indemnification upon demand, the Trustee may apply the assets of the Fund in full satisfaction of the obligations for indemnity by the Corporation, and any legal proceeding by the Trustee against the Corporation for such indemnification shall be in behalf of the Trust.

Section 8.5.                                 Determination of Interests in the Fund; Enforcement of Trust and Legal Proceedings.  The interest of the Participants (and the Beneficiaries thereof) in the Fund shall be determined in accordance with the terms of the Plan.  The Trustee shall have no duty to question any direction given by the Corporation or the Committee to the Trustee, including any direction advising the Trustee as to such interests under the Plan.  The Corporation and the Committee shall have authority to enforce this Agreement.  To protect the Fund from the expenses which might otherwise be incurred, no person other than the Corporation or the Committee may institute or maintain any action or proceeding against the Trustee or the Fund, or join in any such action or proceeding, in the absence of written authorization by the Corporation or the Committee.   Except as otherwise provided in this Section 8.5, in any action or proceeding affecting the Fund, the only necessary parties shall be the Corporation, the Committee and the Trustee, and no other person shall be entitled to any notice or process.

ARTICLE IX

AMENDMENT AND TERMINATION OF THE TRUST

Section 9.1.                                 Amendment of Agreement.  By a duly executed, written instrument delivered to the Trustee and acknowledged in the same form as this Agreement, the Corporation shall have the right at any time and from time to time to amend this Agreement in whole or in part, except that (i) the duties and responsibilities of the Trustee or the Committee shall not be increased, and the protections afforded to the Trustee or the Committee shall not be impaired without the written consent of the Trustee or the Committee, as the case may be; (ii) the protection afforded with respect to obligations payable to or on behalf of the Participants hereunder may not be impaired without the unanimous written consent of the Participants; and (iii) the Corporation shall not have the power to revoke this Trust or to revest title in itself to the assets comprising the Fund.  Any such amendment shall be effective upon (a) delivery of such amendment to the Trustee and the Committee, together with a certified copy of the resolution of the Board of Directors of the Corporation or of its Compensation Committee, as the case may be; and (b) endorsement by each the Trustee and the Committee on such instrument upon receipt thereof, together with any required consent or consents thereto.  No such amendment shall adversely affect any benefits accrued under the Plan with respect to the Participants.  All instruments amending this Agreement shall be noted upon or kept attached to the executed original of this Agreement.

Section 9.2.                                 Termination of Agreement.  This Agreement may not be terminated until the liability of the Corporation for the payment of all benefits to all Participants, and the Beneficiaries thereof, has been satisfied in full or until such time as no funds remain on deposit in the Fund pursuant to this Agreement; provided, however, that with the written consent of a Participant, or the Beneficiary thereof, the Committee may terminate this Agreement at any time with respect to such consenting Participant or Beneficiary.  Notwithstanding anything herein to the contrary, this Trust shall terminate no later than twenty-one (21) years after the death of the last survivor of all of the Participants included in the original list of Participants as constituted prior to this Restated and Amended Agreement, and those persons now living who have been designated as Beneficiaries of such Participants in accordance with the terms of the Plan.

ARTICLE X

THE COMMITTEE

Section 10.1.                                 Membership and Actions of the Committee.

(a) The Committee shall at all times consist of a minimum of three (3) individuals, all of whom shall be Participants.  Any member of the Committee may resign upon thirty (30) days prior written notice to the Corporation.  Moreover, any member of the Committee may be removed at any time by the Corporation.

(b) In the event of a vacancy on the Committee, the other member(s) of the Committee shall appoint a successor.  In the event that there is at any time no member of the Committee then in office, successor members shall be appointed by the Corporation.

(c) Any action by the Committee shall require the written approval of at least a majority of the members of the Committee.  A Committee member shall not be liable hereunder for any act taken, or omitted to be taken, in good faith, except for any act or omission constituting gross negligence or willful misconduct by such Committee member.

(d) All of the provisions set forth herein with respect to a member of the Committee shall relate to each successor with the same force and effect as if such successor had been originally named as a member of the Committee.

(e) The Committee is authorized to seek the advice of, and consult with, legal counsel with respect to any matter involving the Trust.  Such counsel may, but need not, be legal counsel to the Corporation.  The Committee shall be entitled to rely on the advice of legal counsel with respect to any matter involving the Trust.  The Committee may also from time to time employ agents and expert assistants and delegate to them such ministerial duties as it may see fit.  In the event that the Committee does delegate such ministerial duties, it shall periodically review the performance of the person to whom these duties have been delegated.  The Committee members shall be reimbursed by the Corporation for all costs arising from the employ of legal counsel, agents and expert assistants pursuant to the terms set forth at Section 8.2 of this Agreement

Section 10.2.                                 Committee Compensation and Expenses.  The Committee members shall be entitled to such compensation and fees for their services under this Agreement as shall be agreed upon from time to time with the Corporation.  Likewise, the Corporation shall reimburse the Committee members for any expenses incurred by them, including, but not limited to, all proper charges and disbursements of the Committee members, and reasonable fees for legal services rendered to the Committee (whether or not rendered in connection with a judicial or administrative proceeding).  Such compensation, fees and reimbursement shall be paid to the Committee members pursuant to the terms set forth at Section 8.2 of this Agreement.  The Committee members’ entitlement to compensation, fees or reimbursement hereunder shall not be affected by the resignation or removal of any member or members of the Committee or the termination of the Trust.

Section 10.3.                                 Indemnity of Committee.

(a) The Corporation hereby indemnifies and holds each member of the Committee harmless from and against any and all liabilities, including reasonable fees for legal services and other costs of litigation, to which each such member of the Committee may become subject pursuant to, arising out of, occasioned by, incurred in connection with, or in any way associated with this Trust or Agreement, except for any act or omission constituting gross negligence or willful misconduct of such member of the Committee.  If one or more liabilities shall arise, or if the Corporation fails to indemnify such member of the Committee as provided herein, or both, then the Committee member may engage counsel of the Committee member’s choice, but at the Corporation’s expense, either to conduct the defense against such liabilities, or to conduct such actions as may be necessary to obtain the indemnity provided for herein, or to take both such actions.  The Committee member shall notify the Corporation within fifteen (15) days after the Committee member has so engaged counsel of the name and address of such counsel.

(b) If a Committee member shall be entitled to indemnification pursuant to this Section 10.3, and the Corporation shall not provide such indemnification upon demand, the Trustee shall satisfy any indemnity to a Committee member pursuant to this Section 10.3 out of the assets of the Fund in full satisfaction of the obligations for indemnity by the Corporation, and any legal proceeding by the Committee member against the Corporation for such indemnification shall be in behalf of the Trust.

ARTICLE XI

MISCELLANEOUS

Section 11.1.                                 Governing Law.  This Trust is created and accepted in the State of Delaware.  All questions pertaining to the validity or construction of this Agreement and the acts and transactions of the parties hereto and their respective successors shall be determined in accordance with the laws of the State of Texas, except as to matters governed by Federal law.

Section 11.2.                                 No Effect on Employment.  Nothing contained in this Agreement shall create, or be construed or interpreted to create, any new or additional obligations on the part of the Corporation or its affiliates to retain any person in its employ or interfere in any way with the right of the Corporation to discharge any employee.

Section 11.3.                                 Successors.  This Agreement shall be binding upon, and the powers herein granted to the Corporation and the Trustee, respectively, shall be exercisable by, the respective successors and assigns of the Corporation and the Trustee.

Section 11.4.                                 Severability.  Should any provision of this Agreement be determined by a court of competent jurisdiction to be unlawful or unenforceable, such determination shall not adversely affect the remaining provisions of this Agreement, unless it shall make impossible the maintenance or operation of the Trust for its intended purposes.  To the extent any provision of this Agreement is determined to be unlawful or unenforceable, this Agreement shall be construed to be carried out to the fullest extent possible in a lawful and enforceable manner.

Section 11.5.                                 Incorporation of Plan as Part of Agreement.  The Plan is expressly incorporated herein and made a part hereof with the same force and effect as if fully set forth.  The Corporation shall deliver to the Trustee a copy of all amendments to the Plan hereafter adopted.

Section 11.6.                                   Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be considered an original and said counterparts shall constitute but one and the same instrument.

Section 11.7.                                 Effect of Divisions and Captions.  The division of this Agreement into articles, paragraphs, sections and subsections and the use of captions are solely for convenience and shall have no legal effect in construing the provisions of this Agreement.

Section 11.8.                                 Gender and Number.  Whenever the masculine, feminine, or neuter gender is used inappropriately in this Agreement, this Agreement shall be read as if the appropriate gender was used, and, unless the context otherwise requires, the singular shall include the plural, and vice versa.

Section 11.9.                                 Mistake of Fact.  A misstatement or other mistake of fact relating to this Agreement shall be corrected when it becomes known, and the Committee shall make such adjustment on account thereof as it considers equitable and practicable; provided that no adjustment under this Section 11.9 shall be made which violates any provision of section 409A of the Code or any guidance issued thereunder.

IN WITNESS WHEREOF, the Corporation, the Trustee and the Committee have entered in to this Agreement as of NOVEMBER 17, 2008, effective as of the Effective Date.

CORPORATION:

AMERICAN AIRLINES, INC.,
a Delaware corporation

Attest:                                                           By:
Kenneth W. Wimberly, Corporate Secretary

TRUSTEE:

WACHOVIA BANK,                                           NATIONAL ASSOCIATION

Attest:                                                           By:

Name:

Title:

COMMITTEE:

Attest:                                                           By:
Gerard J. Arpey

Attest:                                                           By:
Thomas W. Horton

Attest:                                                           By:
Jeffrey J. Brundage

Attest:                                                           By:
Gary F. Kennedy